SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2002


                                 INTERLAND, INC.
               (Exact name of registrant as specified in charter)




               MINNESOTA                              000-17932                            41-1404301
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)


      303 PEACHTREE CENTER AVENUE
               SUITE 500                                    30303
              ATLANTA, GA                                (Zip Code)
    (Address of principal executive
               offices)



        Registrant's telephone number including area code: (404) 720-8301



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulatory FD Disclosure.

     On October 16, 2002, Interland, Inc. issued two press releases regarding its financial results for the fourth quarter and the other regarding the appointment of a new Chief Financial Officer. Interland hereby incorporates by reference herein the information set forth in its Press Releases dated October 16, 2002, copies of which are annexed hereto as Exhibit 99.1 and Exhibit 99.2.

     Except for the historical information contained in the attached press release, statements in the press release may be considered forward-looking statements. These forward-looking statements include, but are not limited to: the expected growth of Interland's business; the timing and effect of merger integration; expected cash resources; and Interland's expectations regarding its future financial results, including the company's ability to reach cash flow positive, profitability and improved margins, as well as the projections set forth under the heading "Future Guidance" in the press release and the timing of achieving those projected results. Actual results may differ materially from those contained in the forward-looking statements in the press release. Factors which could affect these forward-looking statements include but are not limited to: the ability to achieve expected operating efficiencies, the ability to operate within budgeted expense, risks associated with integrating newly acquired technologies and products and unanticipated costs of such integration, the ability to achieve annualized cost savings through planned integration programs, the ability of the company to expand its customer base as planned, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses and customer churn in general, customer acceptance of new products and services, the retention of key employees, investments in new business opportunities and the impact of liabilities that could carry over from Micron Electronics' discontinued operations. Certain of these and other risks associated with Interland's business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, and its proxy statement. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

Exhibit
Number            Description
-------           -----------
99.1              Press Release

99.2              Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 16, 2002             INTERLAND, INC.



                                   By:      /s/ Allen L. Shulman
                                       ----------------------------------------
                                       Allen L. Shulman
                                       Senior Vice President, General Counsel,
                                       Chief Financial Officer and
                                       Principal Financial Officer


                                       3
1543424v1